SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                        ---------------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            May 1, 1996
                                                  ------------------------------


                             Merrill Lynch & Co., Inc.
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            (Exact Name of Registrant as Specified in its Charter)


       Delaware                   1-7182                        13-2740599
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   (State or Other             (Commission                   (I.R.S. Employer
   Jurisdiction of             File Number)                  Identification No.)
   Incorporation)


World Financial Center, North Tower, New York, New York          10281-1332
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(Address of Principal Executive Offices)                         (Zip Code)



Registrant's telephone number, including area code:              (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)






































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Item 5. Other Events
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Filed herewith is the Preliminary Unaudited Consolidated Balance Sheet as of
March 29, 1996 for Merrill Lynch & Co., Inc. and subsidiaries ("ML & Co."). Also filed herewith is a statement setting forth the computation of certain ML & Co. financial ratios for the periods presented.

During the three-month period ended March 29, 1996, ML & Co. repurchased in the open market 4.5 million shares of its common stock.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (c)  Exhibits.
          ---------

          (12) Computation of Ratios of Earnings to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends

          (99) Additional Exhibits

               (i) Preliminary Unaudited Consolidated Balance Sheet for ML & Co. as of March 29, 1996
















































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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                    MERRILL LYNCH & CO., INC.
                                                 ------------------------------
                                                           (Registrant)


                                                  By:    /s/ Joseph T. Willett
                                                       -------------------------
                                                         Joseph T. Willett
                                                         Senior Vice President,
                                                         Chief Financial Officer


Date:  May 1, 1996



















































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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.         Description                                            Page
- -----------         -----------                                            ----

(12)                Computation of Ratios of Earnings to Fixed               5
                    Charges and Combined Fixed Charges and Preferred
                    Stock Dividends


(99)                Additional Exhibits

                    (i)  Preliminary Unaudited Consolidated Balance Sheet    6
                         for ML & Co. as of March 29, 1996




























































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